EXHIBIT 99.1

EXECUTION COPY

VOTING AGREEMENT

     This Voting Agreement (this “Agreement”) is made and entered into as of December 22, 2004, between ServiceWare Technologies, Inc., a Delaware corporation (“Parent”), Kanisa Inc., a Delaware corporation (the “Company”) and certain stockholders of Parent and the Company (each, a “Stockholder” and together, the “Stockholders”).

RECITALS

     A. Concurrently with the execution of this Agreement, Parent, the Company and SVCW Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), are entering into that certain Agreement and Plan of Merger, dated of even date herewith (the “Merger Agreement”), which provides for the merger of Merger Sub with and into the Company (the “Merger”). Pursuant to the Merger, all shares of capital stock of the Company, par value $0.01 per share will be converted into the right to receive shares of Parent Common Stock and Parent Warrants on the basis described in the Merger Agreement. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement.

     B. Stockholder is the record holder of such number of outstanding shares of Parent or Company capital stock, as the case may be, and as indicated on the signature page of this Agreement.

     C. As a material inducement to enter into the Merger Agreement, Parent and the Company desire Stockholder to agree, and Stockholder is willing to agree, to vote the Shares (as defined below), and such other shares of capital stock of the Parent or the Company, as the case may be, over which Stockholder has voting power, so as to facilitate consummation of the Merger.

AGREEMENT

     In consideration of the foregoing and the representations, warranties, covenants and agreements set forth in this Agreement, the parties agree as follows:

1. Agreement to Vote Shares.

     1.1 Definitions. For purposes of this Agreement:

          (a) Shares. The term “Shares” shall mean all issued and outstanding shares of capital stock of Parent or the Company, as the case may be, owned of record or beneficially by Stockholder or over which Stockholder exercises voting power, in each case, as of the record date for persons entitled to receive notice of, and to vote at the meeting of the Stockholders of Parent or the Company, as the case may be, called for the purpose of voting on the matters referred to in Section 1.2. Stockholder agrees that any shares of capital stock of Parent or the Company, as the case may be, that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership or over which Stockholder exercises voting power after the execution of this Agreement and prior to the date of termination of this Agreement pursuant to Section 4 below shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

          (b) Subject Securities. The term “Subject Securities” shall mean: (i) all securities of Parent or the Company, as the case may be, including all shares of common stock, preferred stock and all options, warrants and other rights to acquire shares thereof, beneficially owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of Parent or the Company, as the case may be, including all additional shares of common stock and preferred stock and all additional options, warrants and other rights to acquire shares thereof, of which Stockholder acquires ownership during the period from the date of this Agreement through the earlier of termination of this Agreement pursuant to Section 4 below or the record date for the meeting at which stockholders of Parent or the Company, as the case may be, are asked to vote upon approval of the Merger Agreement and the Merger.

          (c) Transfer. Stockholder shall be deemed to have effected a “Transfer” of a security if Stockholder directly or indirectly: (i) sells, pledges, encumbers, transfers or disposes of, or grants an option with respect to, such security or any interest in such security; or (ii) enters into an agreement or commitment providing for the sale, pledge, encumbrance, transfer or disposition of, or grant of an option with respect to, such security or any interest therein, other than by court order, will or laws of descent and distribution.

     1.2 Agreement to Vote Shares. Stockholder hereby covenants and agrees that, during the period commencing on the date hereof and continuing until the first to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement (the “Effective Time”) and (ii) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the Stockholders of Parent or the Company, as the case may be, however called, Stockholder will appear at the meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum and vote (or cause to be voted) the Shares:

          (a) in favor of the approval and adoption of the Merger Agreement and the approval of the Merger and the other actions contemplated by the Merger Agreement and any actions required in furtherance thereof; and

          (b) against approval of any proposal made in opposition to or in competition with the consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Parent or the Company, as the case may be, under the Merger Agreement or of Stockholder under this Agreement.

     Stockholder further agrees not to enter into any agreement or understanding with any person the effect of which would be inconsistent with or violative of any provision contained in this Section 1.2.

     1.3 Transfer and Other Restrictions.

          (a) Prior to the termination of this Agreement, Stockholder agrees not to, directly or indirectly:

               (i) except pursuant to the terms of the Merger Agreement, offer for sale, Transfer or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale Transfer or other disposition of any or all of the Subject Securities or any interest therein except as provided in Section 1.2 hereof;

               (ii) grant any proxy, power of attorney, deposit any of the Subject Securities into a voting trust or enter into a voting agreement or arrangement with respect to the Subject Securities except as provided in this Agreement; or

               (iii) take any other action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

          (b) To the extent Stockholder is, as of the date hereof, party to a contract or agreement that requires Stockholder to Transfer Shares to another person or entity (excluding a contract or agreement pledging Shares to Parent or the Company, as the case may be), Stockholder will not effect any such Transfer unless and until the transferee agrees to be bound by and executes an agreement in the form of this Agreement with respect to the Shares to be Transferred.

     1.4 Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to the Company or Parent, as the case may be, a proxy in the form attached hereto as Exhibit A or Exhibit B, respectively (the “Proxy”), which shall be irrevocable, with respect to the Shares,

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subject to the other terms of this Agreement.

     1.5 Consents and Waivers. Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

2. Representations and Warranties of Stockholder.

     2.1 Stockholder is the record and beneficial owner of, or Stockholder exercises voting power over, the shares of capital stock of Parent or the Company, as the case may be, as indicated on the signature page of this Agreement, which, on and as of the date hereof, are free and clear of any Encumbrances that would adversely affect the ability of Stockholder to carry out the terms of this Agreement. The number of Shares set forth on the signature pages hereto are the only Shares beneficially owned by such Stockholder and, except as set forth on such signature pages, the Stockholder holds no options or warrants to purchase or rights to subscribe for or otherwise acquire any securities of Parent or the Company, as the case may be, and has no other interest in or voting rights with respect to any securities thereof.

     2.2 Stockholder has the requisite capacity, power and authority to enter into this Agreement and to consummate the transaction contemplated by this Agreement. The execution and delivery of this Agreement by Stockholder and the consummation by Stockholder of the transactions contemplated by this Agreement have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by Stockholder and constitutes a valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms. If this Agreement is being executed in a representative or fiduciary capacity, the person signing this Agreement has full power and authority to enter into and perform such Agreement. Prior to the approval of Parent’s Board of Directors of this Agreement, if Stockholder holds securities of Parent, Stockholder had no agreement, arrangement or understanding with the Company with respect to the voting of any of Stockholder’s securities of Parent. Prior to the approval of the Company’s Board of Directors of this Agreement, if Stockholder holds securities of the Company, Stockholder had no agreement, arrangement or understanding with Parent with respect to the voting of any of Stockholder’s securities of the Company.

3. Additional Documents. Stockholder, Parent and the Company hereby covenant and agree to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

4. Termination. This Agreement shall terminate and shall have no further force or effect as of the first to occur of (i) the Effective Time and (ii) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article 9 thereof.

5. Miscellaneous.

     5.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     5.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties. Any purported assignment in violation of this Section shall be void.

     5.3 Amendments and Modification; Waivers. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto. No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing and executed by such party.

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     5.4 Specific Performance; Injunctive Relief; Attorneys Fees. The parties hereto acknowledge that the Company or Parent, as the case may be, will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company or Parent, as the case may be, upon any such violation, the Company or Parent, as the case may be, shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Company or Parent, as the case may be, at law or in equity.

     5.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given upon delivery either by commercial delivery service, or sent via facsimile (receipt confirmed) to the parties at the following address or facsimile numbers (or at such other address or facsimile numbers for a party as shall be specified by like notice):

(i)	If to Parent, to:

ServiceWare Technologies, Inc.
One North Shore Center
12 Federal Street, Suite 503
Pittsburgh, PA 15212
Facsimile: (412) 222-4453
Attention: Chief Executive Officer

With a copy to:

Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.
3490 Piedmont Road, NE, Suite 400
Atlanta, GA 30305
Facsimile: (404) 233-2188
Attention: Robert B. Goldberg

(ii)	if to Company, to:

Kanisa, Inc.
10201 Torre Avenue, Suite 350
Cupertino, CA 95014
Facsimile: (408) 863-5828
Attention: Chief Executive Officer

With a copy to:

Orrick, Herrington & Sutcliffe
1000 Marsh Road
Menlo Park, California 94025
Facsimile: (650) 614-7401
Attention: Scott Elliott

(iii)	if to Stockholder, to the address and facsimile number for notice set forth on the signature hereof

Any party hereto may by notice so given provide and change its address for future notices hereunder.

     5.6 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of Delaware other than principles relating to conflict of laws.

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     5.7 Entire Agreement. The Merger Agreement, this Agreement and the Proxy granted hereunder constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

     5.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.9 Captions. The captions to sections of this Agreement have been inserted only for identification and reference purposes and shall not be used to construe or interpret this Agreement.

     5.10 Interpretation No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

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     IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first above written.

SERVICEWARE TECHNOLOGIES, INC., a
Delaware corporation

By:

Name:

Title:

Address:	One North Shore Center
12 Federal Street, Suite 503
Pittsburgh, PA 15212

Facsimile: (412) 222-4453

E-mail Address:

KANISA INC., a Delaware corporation

By:

Name:

Title:

Address:	10201 Torre Avenue, Suite 350
Cupertino, CA 95014

Facsimile:(408) 863-5810

E-mail Address:

SIGNATURE PAGE TO VOTING AGREEMENT

STOCKHOLDER:

By:

Name:

Title:

Address:

Facsimile:

E-mail Address:

Securities Beneficially Owned (Number of Shares):

•	Common Stock:

•	Preferred Stock (Series):

•	Options, Warrants or Rights to Purchase Parent or Company Capital Stock:

SIGNATURE PAGE TO VOTING AGREEMENT

EXHIBIT A

IRREVOCABLE PROXY

(Parent Stockholders)

     The undersigned stockholder (the “Stockholder”) of ServiceWare Technologies, Inc., a Delaware corporation (“Parent”) hereby irrevocably appoints and constitutes each of Bruce Armstrong and Mark Angel (collectively, the “Proxyholders”) of Kanisa Inc., a Delaware corporation (the “Company”), the agents, attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of capital stock of Parent which are listed below (the “Shares”), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this Proxy terminates, to vote the Shares as follows: the Proxyholders named above are empowered and directed at any time prior to termination of this Proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Parent stockholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of that certain Agreement and Plan of Merger, dated as of December    , 2004 (the “Merger Agreement”), by and among Parent, SVCW Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, and the approval of the merger of Merger Sub with and into the Company (the “Merger”), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Parent under the Merger Agreement or of the Stockholder under that certain Voting Agreement, dated as of December    , 2004, by and between Parent, the Company and the Stockholder (the “Voting Agreement ).

     The Proxyholders may not exercise this Proxy on any other matter. The Stockholder may vote the Shares on all matters other than those set forth in the immediately preceding paragraph. The proxy granted by the Stockholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Stockholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests of Parent to be gained pursuant to the Merger Agreement.

     This Proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this Proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Stockholder authorizes the Proxyholders to file this Proxy and any substitution or revocation of substitution with the Secretary of Parent and with any Inspector of Elections at any meeting of the Stockholders of Parent.

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     This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

Dated: December      , 2004

By:

Name:

Title:

Securities Beneficially Owned (Number of Shares):

• Common Stock:

SIGNATURE PAGE TO IRREVOCABLE PROXY

(Parent Stockholders)

EXHIBIT B

IRREVOCABLE PROXY

(Company Stockholders)

     The undersigned stockholder (the “Stockholder”) of Kanisa Inc., a Delaware corporation (the “Company”) hereby irrevocably appoints and constitutes each of Kent Heyman and Scott Schwartzman (collectively, the “Proxyholders”) of ServiceWare Technologies, Inc., a Delaware corporation (“Parent”), the agents, attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the shares of capital stock of the Company which are listed below (the “Shares”), and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof and prior to the date this Proxy terminates, to vote the Shares as follows: the Proxyholders named above are empowered and directed at any time prior to termination of this Proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of the Company stockholders, and in every written consent in lieu of such a meeting, or otherwise, (i) in favor of adoption of that certain Agreement and Plan of Merger, dated as of December    , 2004 (the “Merger Agreement”), by and among Parent, SVCW Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, and the approval of the merger of Merger Sub with and into the Company (the “Merger”), and (ii) against approval of any proposal made in opposition to or in competition with consummation of the Merger, including, without limitation, any Acquisition Proposal or Superior Offer (each as defined in the Merger Agreement) or any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of the Stockholder under that certain Voting Agreement, dated as of December    , 2004, by and between Parent, the Company and the Stockholder (the “Voting Agreement ).

     The Proxyholders may not exercise this Proxy on any other matter. The Stockholder may vote the Shares on all matters other than those set forth in the immediately preceding paragraph. The proxy granted by the Stockholder to the Proxyholders hereby is granted as of the date of this Irrevocable Proxy in order to secure the obligations of the Stockholder set forth in Section 1 of the Voting Agreement, and is irrevocable and coupled with an interest in such obligations and in the interests of the Company to be gained pursuant to the Merger Agreement.

     This Proxy will terminate upon the termination of the Voting Agreement in accordance with its terms. Upon the execution hereof, all prior proxies given by the undersigned with respect to the Shares and any and all other shares or securities issued or issuable in respect thereof on or after the date hereof are hereby revoked and no subsequent proxies will be given until such time as this Proxy shall be terminated in accordance with its terms. Any obligation of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned. The undersigned Stockholder authorizes the Proxyholders to file this Proxy and any substitution or revocation of substitution with the Secretary of the Company and with any Inspector of Elections at any meeting of the Stockholders of the Company.

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     This proxy is irrevocable and shall survive the insolvency, incapacity, death or liquidation of the undersigned.

Dated: December      , 2004

By:

Name:

Title:

Securities Beneficially Owned (Number of Shares):

	•	Common Stock:

	•	Preferred Stock (Series):

SIGNATURE PAGE TO IRREVOCABLE PROXY

(Company Stockholders)